UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event reported): July 28, 2026

Stagwell Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement and Stock Appreciation Rights Agreement with CEO

On July 28, 2026, Stagwell Inc. (the “Company”) and Mark Penn, Chief Executive Officer of the Company, entered into the First Amendment (the “Amendment”) to the Second Amended and Restated Employment Agreement by and between the Company and Mr. Penn. The Amendment extends the term of Mr. Penn’s employment with the Company until July 31, 2029. Pursuant to the terms of the Amendment, Mr. Penn’s annual base salary increased from $1,260,000 to $1,400,000 effective August 1, 2026, Mr. Penn will receive a bonus of $581,667 payable by August 15, 2026, Mr. Penn’s annual bonus target was set at 240% of his base salary, and Mr. Penn’s annual long-term equity incentive plan award target was set at 450% of his base salary.

In connection with the entry into the Amendment, on August 1, 2026, the Company granted Mr. Penn 2,000,000 stock appreciation rights (“SARs”) in respect of the Company’s Class A common stock (“Class A Common Stock”) under the Company’s Third Amended and Restated 2016 Stock Incentive Plan (the “Plan”) and entered into a Stock Appreciation Rights Agreement (the “SARs Agreement”) with Mr. Penn. The SARs have a base price of $8.45 per share and vest in three installments with 1,000,000 SARs vesting on the first anniversary of the date of grant and 500,000 SARs vesting on each of the second and third anniversaries of the date of grant. The SARs are settleable only in cash.

The description of the Amendment in this Item 5.02 is qualified in it its entirety by reference to the terms of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the SARs Agreement in this Item 5.02 is qualified in it its entirety by reference to the terms of the SARs Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment, dated as of July 28, 2026, to the Second Amended and Restated Employment Agreement by and between the Company and Mark Penn.
10.2	SARs Agreement, dated as of August 1, 2026, by and between the Company and Mark Penn.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026

Stagwell Inc.

By:	/s/ Peter McElligott
Name: Peter McElligott
Title: General Counsel